UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PACCAR INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1

Your Vote Counts! PACCAR INC 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET You invested in PACCAR INC and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2025. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering al control number Vote in Person at the Meeting* April 29, 2025 10:30 AM PDT PACCAR Parts Distribution Center 405 Houser Way North Renton, Washington 98057 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy. To do so, please follow the instructions at www.Proxy/Vote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. PACCAR INC 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET Voting Items 1 Election of director nominees to serve for one-year terms Nominees: 1a. Mark C. Pigott 1b. Pierre R. Breber 1c. Dame Alison J. Carnwath 1d. R. Preston Feight 1e. Kirk S. Hachigian 11. Brice A. Hill 1g. Barbara B. Hulit 1h. Cynthia A. Niekamp 11. John M. Pigott Luiz A. S. Pretti 1k. Ganesh Ramaswamy 11. Mark A. Schulz 2. Advisory resolution to approve executive compensation 3. Advisory vote on the ratification of independent auditors 4. Stockholder proposal regarding a shareholder vote on excessive golden parachutes NOTE: Such other business as may properly come before the meeting or any adjournment thereof Board Recommends For For For For For For For For For For For For For For Against